Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2007-2011

1.    Advance business transformation

2.    Provide attractive shareholder returns

3.    Increase investment in utility infrastructure

4.    Implement an effective energy procurement plan

5.    Improve reputation through more effective communications

6.    Evaluate the evolving industry and related investment opportunities

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles ("GAAP")
Second Quarter and Year-to-Date, 2007 vs. 2006
(in millions, except per share amounts)

	Three months ended June 30,				Six months ended June 30,

	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)		Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2007	2006	2007	2006	2007	2006	2007	2006

PG&E Corporation Earnings from Operations (1)	$269	$228	$0.74	$0.64	$525	$442	$1.45	$1.24
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery (3)	-	22	-	0.06	-	22	-	0.06
Environmental Remediation Liability (4)	-	(18)	-	(0.05)	-	(18)	-	(0.05)
Total	-	4	-	0.01	-	4	-	0.01
PG&E Corporation Earnings on a GAAP basis	$269	$232	$0.74	$0.65	$525	$446	$1.45	$1.25

1.	Earnings from operations exclude items impacting comparability.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and six months ended June 30, 2007, PG&E Corporation did not have any items impacting comparability to report.

3.
Items impacting comparability for the three and six months ended June 30, 2006 reflect the recognition of approximately $22 million ($0.06 per common share), after tax, of a regulatory asset related to certain scheduling coordinator ("SC") costs incurred from 1998 to 2005 and a reversal of a reserve for SC costs under the Scheduling Coordinator Services ("SCS") Tariff offset by SCS refunds to the existing wholesale transmission customers.

4.
Items impacting comparability for the three and six months ended June 30, 2006 reflect an increase of approximately $18 million ($0.05 per common share), after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Second Quarter and Year-to-Date, 2007 vs. 2006
(in millions)

	Three months ended June 30,		Six months ended June 30,

	Earnings (Loss)		Earnings (Loss)
	2007	2006	2007	2006
Pacific Gas and Electric Company Earnings from Operations (1)	$270	$223	$528	$437
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery (3)	-	22	-	22
Environmental Remediation Liability (4)	-	(18)	-	(18)
Total	-	4	-	4
Pacific Gas and Electric Company Earnings on a GAAP basis	$270	$227	$528	$441

1.	Earnings from operations exclude items impacting comparability.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and six months ended June 30, 2007, Pacific Gas and Electric Company did not have any items impacting comparability to report.

3.
Items impacting comparability for the three and six months ended June 30, 2006 reflect the recognition of approximately $22 million, after tax, of a regulatory asset related to certain SC costs incurred from 1998 to 2005 and a reversal of a reserve for SC costs under the SCS Tariff offset by SCS refunds to the existing wholesale transmission customers.

4.
Items impacting comparability for the three and six months ended June 30, 2006 reflect an increase of approximately $18 million, after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

Table 4: PG&E Corporation Earnings per Common Share ("EPS") from Operations
Second Quarter 2007 vs. Second Quarter 2006
 ($/Share, Diluted)

Q2 2006 EPS from Operations (1)	$0.64
Rate base revenue increase	0.09
Gas transmission revenue	0.02
Miscellaneous items	0.01

Environmental remediation	(0.01)
Share variance	(0.01)
Q2 2007 EPS from Operations (1)	$0.74

Year-to-Date 2007 vs. Year-to-Date 2006
 ($/Share, Diluted)

Q2 2006 YTD EPS from Operations (1)	$1.24
Rate base revenue increase	0.16
Gas transmission revenue	0.02
Storm costs (2)	0.02
Miscellaneous items	0.03

Environmental remediation	(0.01)
Share variance	(0.01)
Q2 2007 YTD EPS from Operations (1)	$1.45

1.	See Table 2 for a reconciliation of EPS from operations to EPS on a GAAP basis.

2.	Costs incurred in 2006 with lower level of costs in 2007.

Table 5: PG&E Corporation Share Statistics
Second Quarter 2007 vs. Second Quarter 2006
(in millions, except per share amounts)

	Second Quarter 2007	Second Quarter 2006	% Change

Common Stock Data

Book Value per share – end of period (1)	$22.09	$20.40	8.28%

Weighted average common shares outstanding, basic	350	346	1.16%
Employee stock-based compensation	2	3	(33.33)%
Weighted average common shares outstanding, diluted	352	349	0.86%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	371	368	0.82%

1.    Common shareholders’ equity per common share outstanding at period end.

Source:    PG&E Corporation’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 6: Operational Performance Metrics
Second Quarter Actual 2007 vs. Targets 2007

		2007
	Percentage Weight (1)	Q2 YTD Actual	Q2 YTD Target	EOY Target
1. Earnings from operations (in millions) (Earnings from ongoing core operations)	50%	$525	See note (2)	See note (2)

2. J.D. Power Customer Satisfaction Index (Composite of J.D. Power residential and business customer surveys)	20%	693	678	676

3. Business Transformation Performance (Composite of five Transformation metrics)	20%	0.98	1.00	1.00

4. Employee Engagement Premier Survey (Measurement of employee engagement at PG&E)	5%	See note (3)	N/A	66%

5. Safety Performance (Measurement of occupational injury or illness based on OSHA Recordables)	5%	4.36	4.48	4.50

1.	Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.

2.	Internal target not publicly disclosed but is consistent with publicly disclosed guidance for 2007 EPS from operations of $2.70 - $2.80.

3.	Annual survey results will be available in early February 2008.

 DEFINITIONS OF 2007 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not in accordance with GAAP.  For a reconciliation of earnings from operations to consolidated net income in accordance with GAAP, see Tables 2 and 3 above.

The 2007 target for earnings from operations is based on the Utility’s 2007 authorized return on equity.  This target is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2007 EPS from operations of $2.70-$2.80.

2.	J.D. Power Customer Satisfaction Index:

Pacific Gas and Electric Company measures residential and business customer satisfaction with annual industry-wide surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey methodology in interim periods.  The overall customer satisfaction metric represents the year-to-date average of the residential and business overall customer satisfaction scores from both the J.D. Power-administered and proprietary surveys. The metric is calculated by first combining the available residential and business satisfaction scores (weighted 60% and 40%, respectively) in each period surveyed and then averaging all available composite scores for the year-to-date metric value.

3.	Business Transformation Performance:

The Business Transformation (BT) index is comprised of five measurement points that define success in achieving key BT operational, financial, and post-BT implementation objectives.  These five measurement points are:

a.             Overall BT cost performance in comparison to budgeted amounts;

b.             Overall BT benefit performance in comparison to planned/budgeted amounts;

c.             New business customer connection performance improvement for cycle time and number of customer commitments met;

d.             SmartMeterTM project performance for number of meters installed and activated; and

e.             BT Foundational release schedule and scope success.

The measurement points are individually scored on an index scaled from 0 to 2.  These scores then are averaged with equal weighting to calculate the overall BT performance index score.

4.	Employee Engagement Premier Survey:

The employee engagement premier survey is designed around 15 key drivers of employee engagement.  The average overall employee engagement score provides a comprehensive metric that is derived by averaging the percent favorable responses from all 40 core survey items (all fall into one of the 15 key drivers).

5.	Safety Performance:

An OSHA Recordable is an occupational (job-related) injury or illness that requires medical treatment beyond first aid, or results in work restrictions, death, or loss of consciousness.  The OSHA Recordable Rate is the number of OSHA Recordables per 200,000 hours worked (a rule of thumb is that the OSHA Recordable Rate represents the number of OSHA Recordables per year for every 100 employees).

Table 7: Pacific Gas and Electric Company Operating Statistics
Second Quarter and Year-to-Date, 2007 vs. 2006

	Three Months Ending June 30,		Six Months Ending June 30,
	2007	2006	2007	2006

Electric Sales (in millions kWh)
Residential	6,973	7,100	14,939	14,841
Commercial	8,399	8,129	16,293	15,935
Industrial	3,764	3,748	7,140	7,382
Agricultural	1,602	791	2,227	1,316
BART, public street and highway lighting	202	200	408	405
Other electric utilities	1	3	2	6
Sales from Energy Deliveries	20,941	19,971	41,009	39,885

Total Electric Customers at June 30			5,097,571	5,039,918

Bundled Gas Sales (in millions MCF)
Residential	38	44	125	123
Commercial	15	18	40	43
Total Bundled Gas Sales	53	62	165	166
Transportation Only	112	105	255	220
Total Gas Sales	165	167	420	386

Total Gas Customers at June 30			4,253,217	4,206,708

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,034	3,799	8,943	8,604
Hydro (net)	1,548	4,222	3,691	7,960
Fossil	109	141	234	407
Total Utility Generation	5,691	8,162	12,868	16,971
Purchased Power
Qualifying Facilities	4,137	4,121	8,006	7,711
Irrigation Districts	670	1,797	1,282	3,452
Other Purchased Power	370	650	539	856
Spot Market Purchases/Sales, net	4,610	1,125	7,281	1,162
Total Purchased Power (1)	9,787	7,693	17,108	13,181

Delivery from DWR	4,764	4,261	10,054	9,057

Delivery to Direct Access Customers	1,724	1,900	3,400	3,881

Others (includes energy loss)	(1,025)	(2,045)	(2,421)	(3,205)

Total Electric Energy Delivered	20,941	19,971	41,009	39,885

Diablo Canyon Performance
Overall capacity factor (including refuelings)	83%	79%	93%	91%
Refueling outage period	4/30/07-5/29/07	4/17/06-5/25/06	4/30/07-5/29/07	4/17/06-5/25/06
Refueling outage duration during the period (days)	29.8	38.8	29.8	38.8

1.
For the three months ended June 30, 2007 and 2006, Total Purchased Power is net of Spot Market Sales of 842 million kWh and 2,609 million kWh, respectively.  For the six months ended June 30, 2007 and 2006, Total Purchased Power is net of Spot Market Sales of 1,575 million kWh and 5,077 million kWh, respectively.

Table 8: PG&E Corporation EPS Guidance

2007 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.70	$2.80
Estimated Items Impacting Comparability	$0.00	$0.00
EPS Guidance on a GAAP Basis	$2.70	$2.80

2008 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.90	$3.00
Estimated Items Impacting Comparability	$0.00	$0.00
EPS Guidance on a GAAP Basis	$2.90	$3.00

The EPS guidance for 2007 and 2008 are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see the factors listed in Table 10, the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and the discussion of risk factors in PG&E Corporation's and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 9: Rate Base - Pacific Gas and Electric Company

	2006	2007	2008
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$15.9	$17.0	$18.7

The estimates of rate base for 2007 and 2008 and the forecast of capital expenditures on which the estimates are based, are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made within the time periods assumed.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see the factors listed in Table 10, the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and the discussion of risk factors in PG&E Corporation's and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 10: General Earnings Sensitivities for 2007 and 2008
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact for 2007	Estimated Earnings Impact for 2008

Rate base	+/- $100 million change in rate base (1)	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $9 million	+/- $10 million

Share count	+/- 1% change in average shares outstanding	-/+ $0.03 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1.    Assumes earning 11.35% on equity portion (52%).

DISCUSSION RELATED TO TABLES 8, 9, and 10:

Management's statements regarding 2007 and 2008 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2007 and 2008, and general sensitivities for 2007 and 2008 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns at least its authorized rate of return on equity while growing its asset base and controlling its costs in line with regulatory approvals, and that the ratemaking capital structure is maintained at 52 percent equity. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to timely recover costs through rates;

•	the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission ("CPUC") and the Federal Energy Regulatory Commission, ("FERC");

•	the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

•
operating performance of the Utility’s Diablo Canyon nuclear generating facilities (“Diablo Canyon”), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•	the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;

•	the ability of the Utility to timely complete its planned capital investment projects;

•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•
the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;

•	the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and

•	other risks and factors disclosed in PG&E Corporation’s and Pacific Gas and Electric Company’s SEC reports.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2007
PG&E Corporation
(in millions)

Cash and Cash Equivalents, December 31, 2006	$456

Sources of Cash
Cash from operations	$1,236
Net proceeds from sale of assets	8
Net proceeds from issuance of commercial paper	109
Net proceeds from issuance of long-term debt	690
Common stock issued	89
Other	14
$2,146

Uses of Cash
Capital expenditures	$1,320
Increase in restricted cash	13
Investments in and proceeds from nuclear decommissioning trust, net	58
Repayments under credit facilities	300
Rate reduction bonds matured	143
Energy recovery bonds matured	160
Common stock dividends paid	242
$2,236

Cash and Cash Equivalents, June 30, 2007	$366

Source:  PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
Second Quarter 2007 vs. Second Quarter 2006
(in millions)

	2007	2006	Change

Cash Flow from Operating Activities (YTD June 30)
PG&E Corporation	$1	$30	$(29)
Pacific Gas and Electric Company	1,235	1,510	(275)
	$1,236	$1,540	$(304)

Consolidated Cash Balance (at June 30)
PG&E Corporation	$288	$256	$32
Pacific Gas and Electric Company	78	165	(87)
	$366	$421	$(55)

Consolidated Restricted Cash Balance (at June 30)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company [1]	1,445	1,498	(53)
	$1,445	$1,498	$(53)

1.    Includes $17 million of restricted cash classified as Other Noncurrent Assets – Other at June 30, 2007.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007 and June 30, 2006.

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
Second Quarter 2007 vs. Year-End 2006
(in millions)

	Balance at
	June 30, 2007	December 31, 2006

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion(1)	-	(280)
	280	-
Utility
Senior notes:
3.60% to 6.05% bonds, due 2009-2037	5,800	5,100
Unamortized discount, net of premium	(20)	(16)
Total senior notes	5,780	5,084
Pollution control bond loan agreements, variable rates(2), due 2026(3)	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 4.75%, due 2023	345	345
Pollution control bond loan agreements, variable rates(4), due 2016-2026	454	454
Other	-	1
Less: current portion	-	(1)
Long-term debt, net of current portion	7,393	6,697
Total consolidated long-term debt, net of current portion	$7,673	$6,697

1.
Since no holders of the Convertible Subordinated Notes exercised the one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, PG&E Corporation has classified the Convertible Subordinated Notes as a noncurrent liability (in Noncurrent Liabilities - Long-Term Debt) in PG&E Corporation’s Condensed Consolidated Balance Sheets as of June 30, 2007.

2.	At June 30, 2007, interest rates on these loans ranged from 3.84% to 3.91%.
3.
These bonds are supported by $620 million of letters of credit which expire on February 24, 2012.  Although the stated maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

4.	At June 30, 2007, interest rates on these loans ranged from 3.65 % to 3.85%.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Rate Reduction Bonds and Energy Recovery Bonds as of June 30, 2007
(in millions, except interest rates)

	2007	2008	2009	2010	2011	Thereafter	Total
Long-term debt:
PG&E Corporation
Average fixed interest rate	-	-	-	9.50%	-	-	9.50%
Fixed rate obligations	$-	$-	$-	$280	$-	$-	$280
Utility
Average fixed interest rate	-	-	3.60%	-	4.20%	5.67%	5.36%
Fixed rate obligations	$-	$-	$600	$-	$500	$5,245	$6,345
Variable interest rate as of June 30, 2007						3.82%	3.82%
Variable rate obligations	$-	$-	$-	$-	$-	$1,068	$1,068
Less: current portion	$-	$-	$-	$-	$-	$-	$-
Total consolidated long-term debt	$-	$-	$600	$280	$500	$6,313	$7,693

	2007	2008	2009	2010	2011	Thereafter	Total
Utility
Average fixed interest rate	6.48%	-	-	-	-	-	6.48%
Rate reduction bonds	$147	$-	$-	$-	$-	$-	$147
Average fixed interest rate	4.18%	4.19%	4.36%	4.49%	4.61%	4.64%	4.44%
Energy recovery bonds	$179	$354	$370	$386	$424	$403	$2,116

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number
Gas Accord IV
CPUC proceeding to set rates, terms and conditions for gas transmission and storage services effective January 1, 2008 through 2010.  Settlement filed on March 15, 2007.  Final decision expected by year-end 2007.
A.07-03-012
Cost of Capital 2008	CPUC proceeding to establish capital structure and increase the currently authorized rate of return on equity and rate base for 2008. Final decision expected by year-end 2007.	A.07-05-008
2006 Long Term Procurement Plan (2006 LTPP)
CPUC proceeding to determine need for new generation in the 10-year period 2007 through 2016.  Also determines how costs associated with new generation will be recovered from customers.  In 2006 plan, PG&E seeks approval to procure up to 2300 MW of new generation.  Final decision expected by year-end 2007.
R.06-02-013
Billing and Collection Investigation	CPUC investigation into past billing and collection practices. Final decision expected by third quarter 2007.	I.03-01-012
QF Pricing and Policy	CPUC rulemaking proceeding considering various policy and pricing issues related to power purchased from Qualifying Facilities. Final decision expected by third quarter 2007.	R.04-04-003
Transmission Owner 9 Rate Case (TO9)
Primary FERC rate-making proceeding to determine electric transmission revenues and wholesale and retail transmission rates effective March 1, 2007.  FERC Order approving settlement issued on June 7, 2007.
ER06-1325-000
Transmission Owner 10 Rate Case (TO10)
Primary FERC rate-making proceeding to determine electric transmission revenues and wholesale and retail transmission rates effective October 1, 2007.  Application filed on July 30, 2007.  Final decision expected May 2008.
ER07-1213-000
2007 Renewable Resources Solicitation and Implementation
2007 Renewable Portfolio Standards solicitation approved in February 2007.  Contracts are expected to be executed by year-end 2007.  A decision on the use of short-term contracts is expected by third quarter 2007.  A decision on the use of tradable Renewable Energy Credits is expected by year-end 2007.
R.06-05-027 D.07-02-011 R.06-02-012 D.07-07-027
Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005	Rulemaking to determine Energy Efficiency policies and programs including shareholder risk/return mechanism. A final decision on shareholder incentives is expected by year-end 2007.	R.06-04-010
Catastrophic Event Memorandum Account (CEMA)
CPUC proceeding to recover costs of responding to the 2005-2006 winter storms and the July 2006 “heat storm.” A decision denying heat storm costs was issued in July 2007. PG&E Corporation and the Utility are unable to predict when a final decision regarding winter storm costs will be issued.

A.06-11-005 D.07-07-041

For a discussion of these regulatory cases, see PG&E Corporation's and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2006.

Table 16: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended		Six Months Ended
(in millions, except per share amounts)	June 30,		June 30,
	2007	2006	2007	2006
Operating Revenues
Electric	$2,359	$2,214	$4,534	$4,077
Natural gas	828	803	2,009	2,088
Total operating revenues	3,187	3,017	6,543	6,165
Operating Expenses
Cost of electricity	884	781	1,607	1,311
Cost of natural gas	396	368	1,150	1,241
Operating and maintenance	922	982	1,842	1,844
Depreciation, amortization, and decommissioning	430	421	860	835
Total operating expenses	2,632	2,552	5,459	5,231
Operating Income	555	465	1,084	934
Interest income	37	41	89	64
Interest expense	(185)	(164)	(375)	(318)
Other income, net	10	28	14	28
Income Before Income Taxes	417	370	812	708
Income tax provision	148	138	287	262
Net Income	$269	$232	$525	$446
Weighted Average Common Shares Outstanding, Basic	350	346	350	345
Net Earnings Per Common Share, Basic	$0.75	$0.65	$1.46	$1.26
Net Earnings Per Common Share, Diluted	$0.74	$0.65	$1.45	$1.25
Dividends Declared Per Common Share	$0.36	$0.33	$0.72	$0.66

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 17: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
(in millions)	June 30, 2007 (Unaudited)	December 31, 2006
ASSETS
Current Assets
Cash and cash equivalents	$366	$456
Restricted cash	1,428	1,415
Accounts receivable:
Customers (net of allowance for doubtful accounts of $47 million in 2007 and $50 million in 2006)	2,201	2,343
Regulatory balancing accounts	886	607
Inventories:
Gas stored underground and fuel oil	191	181
Materials and supplies	161	149
Income taxes receivable	175	-
Prepaid expenses and other	435	716
Total current assets	5,843	5,867
Property, Plant, and Equipment
Electric	24,687	24,036
Gas	9,277	9,115
Construction work in progress	1,288	1,047
Other	16	16
Total property, plant, and equipment	35,268	34,214
Accumulated depreciation	(12,726)	(12,429)
Net property, plant, and equipment	22,542	21,785
Other Noncurrent Assets
Regulatory assets	4,626	4,902
Nuclear decommissioning funds	1,934	1,876
Other	488	373
Total other noncurrent assets	7,048	7,151
TOTAL ASSETS	$35,433	$34,803

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
(in millions, except share amounts)	June 30, 2007 (Unaudited)	December 31, 2006
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$575	$759
Long-term debt, classified as current	-	281
Rate reduction bonds, classified as current	147	290
Energy recovery bonds, classified as current	345	340
Accounts payable:
Trade creditors	822	1,075
Disputed claims and customer refunds	1,648	1,709
Regulatory balancing accounts	747	1,030
Other	429	420
Interest payable	638	583
Income taxes payable	-	102
Deferred income taxes	208	148
Other	1,391	1,513
Total current liabilities	6,950	8,250
Noncurrent Liabilities
Long-term debt	7,673	6,697
Energy recovery bonds	1,771	1,936
Regulatory liabilities	3,862	3,392
Asset retirement obligations	1,502	1,466
Income taxes payable	231	-
Deferred income taxes	2,889	2,840
Deferred tax credits	103	106
Other	2,004	2,053
Total noncurrent liabilities	20,035	18,490
Commitments and Contingencies (Notes 2, 4, 5, 9, and 10)
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 374,136,073 common and 1,283,877 restricted shares in 2007 and issued 372,803,521 common and 1,377,538 restricted shares in 2006	5,999	5,877
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Reinvested earnings	2,925	2,671
Accumulated other comprehensive loss	(10)	(19)
Total common shareholders' equity	8,196	7,811
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$35,433	$34,803

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 18: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Six Months Ended
(in millions)	June 30,
	2007	2006
Cash Flows From Operating Activities
Net income	$525	$446
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning, and allowance for equity funds used during construction	914	868
Deferred income taxes and tax credits, net	102	69
Other deferred charges and noncurrent liabilities	130	155
Gain on sale of assets	(1)	(15)
Net effect of changes in operating assets and liabilities:
Accounts receivable	142	373
Inventories	(22)	60
Accounts payable	(214)	(232)
Accrued taxes and income taxes receivable	(61)	(79)
Regulatory balancing accounts, net	(483)	18
Other current assets	273	(56)
Other current liabilities	(46)	(103)
Other	(23)	36
Net cash provided by operating activities	1,236	1,540
Cash Flows From Investing Activities
Capital expenditures	(1,320)	(1,178)
Net proceeds from sale of assets	8	7
Decrease (increase) in restricted cash	(13)	48
Proceeds from nuclear decommissioning trust sales	548	757
Purchases of nuclear decommissioning trust investments	(606)	(799)
Net cash used in investing activities	(1,383)	(1,165)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	-	50
Repayments under accounts receivable facility and working capital facility	(300)	(310)
Net issuance of commercial paper, net of $2 million discount in 2007	109	213
Proceeds from issuance of long-term debt, net of discount and issuance costs of $10 million in 2007	690	-
Rate reduction bonds matured	(143)	(141)
Energy recovery bonds matured	(160)	(130)
Common stock issued	89	77
Common stock repurchased	-	(114)
Common stock dividends paid	(242)	(228)
Other	14	(84)
Net cash (used in) provided by financing activities	57	(667)
Net change in cash and cash equivalents	(90)	(292)
Cash and cash equivalents at January 1	456	713
Cash and cash equivalents at June 30	$366	$421
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$239	$270
Income taxes paid, net	282	247
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$128	$115

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)

	(Unaudited)
	Three Months Ended		Six Months Ended
(in millions)	June 30,		June 30,
	2007	2006	2007	2006
Operating Revenues
Electric	$2,359	$2,214	$4,534	$4,077
Natural gas	828	803	2,009	2,088
Total operating revenues	3,187	3,017	6,543	6,165
Operating Expenses
Cost of electricity	884	781	1,607	1,311
Cost of natural gas	396	368	1,150	1,241
Operating and maintenance	921	982	1,840	1,844
Depreciation, amortization and decommissioning	430	421	859	834
Total operating expenses	2,631	2,552	5,456	5,230
Operating Income	556	465	1,087	935
Interest income	35	39	83	58
Interest expense	(178)	(157)	(360)	(303)
Other income, net	15	25	24	31
Income Before Income Taxes	428	372	834	721
Income tax provision	154	141	299	273
Net Income	274	231	535	448
Preferred stock dividend requirement	4	4	7	7
Income Available for Common Stock	$270	$227	$528	$441

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
(in millions)	June 30, 2007 (Unaudited)	December 31, 2006
ASSETS
Current Assets
Cash and cash equivalents	$78	$70
Restricted cash	1,428	1,415
Accounts receivable:
Customers (net of allowance for doubtful accounts of $47 million in 2007 and $50 million in 2006)	2,201	2,343
Related parties	5	6
Regulatory balancing accounts	886	607
Inventories:
Gas stored underground and fuel oil	191	181
Materials and supplies	161	149
Income taxes receivable	127	20
Prepaid expenses and other	433	714
Total current assets	5,510	5,505
Property, Plant, and Equipment
Electric	24,687	24,036
Gas	9,277	9,115
Construction work in progress	1,288	1,047
Total property, plant, and equipment	35,252	34,198
Accumulated depreciation	(12,711)	(12,415)
Net property, plant, and equipment	22,541	21,783
Other Noncurrent Assets
Regulatory assets	4,626	4,902
Nuclear decommissioning funds	1,934	1,876
Related parties receivable	25	25
Other	389	280
Total other noncurrent assets	6,974	7,083
TOTAL ASSETS	$35,025	$34,371

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
(in millions, except share amounts)	June 30, 2007 (Unaudited)	December 31, 2006
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$575	$759
Long-term debt, classified as current	-	1
Rate reduction bonds, classified as current	147	290
Energy recovery bonds, classified as current	345	340
Accounts payable:
Trade creditors	822	1,075
Disputed claims and customer refunds	1,648	1,709
Related parties	30	40
Regulatory balancing accounts	747	1,030
Other	412	402
Interest payable	625	570
Deferred income taxes	212	118
Other	1,224	1,346
Total current liabilities	6,787	7,680
Noncurrent Liabilities
Long-term debt	7,393	6,697
Energy recovery bonds	1,771	1,936
Regulatory liabilities	3,862	3,392
Asset retirement obligations	1,502	1,466
Income taxes payable	100	-
Deferred income taxes	2,950	2,972
Deferred tax credits	103	106
Other	1,879	1,922
Total noncurrent liabilities	19,560	18,491
Commitments and Contingencies (Notes 2, 4, 5, 9 and 10)
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 279,624,823 shares	1,398	1,398
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	2,036	1,822
Reinvested earnings	5,467	5,213
Accumulated other comprehensive loss	(6)	(16)
Total shareholders' equity	8,678	8,200
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$35,025	$34,371

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Table 21: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Six Months Ended
(in millions)	June 30,
	2007	2006
Cash Flows From Operating Activities
Net income	$535	$448
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning, and allowance for equity funds used during construction	913	867
Deferred income taxes and tax credits, net	101	73
Other deferred charges and noncurrent liabilities	129	153
Gain on sale of assets	(1)	(15)
Net effect of changes in operating assets and liabilities:
Accounts receivable	143	373
Inventories	(22)	60
Accounts payable	(221)	(233)
Accrued taxes and income taxes receivable	(59)	(110)
Regulatory balancing accounts, net	(483)	18
Other current assets	271	(52)
Other current liabilities	(48)	(70)
Other	(23)	(2)
Net cash provided by operating activities	1,235	1,510
Cash Flows From Investing Activities
Capital expenditures	(1,320)	(1,178)
Net proceeds from sale of assets	8	7
Decrease (increase) in restricted cash	(13)	48
Proceeds from nuclear decommissioning trust sales	548	757
Purchases of nuclear decommissioning trust investments	(606)	(799)
Net cash used in investing activities	(1,383)	(1,165)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	-	50
Repayments under accounts receivable facility and working capital facility	(300)	(310)
Net issuance of commercial paper, net of $2 million discount in 2007	109	213
Proceeds from issuance of long-term debt, net of discount and issuance costs of $10 million in 2007	690	-
Rate reduction bonds matured	(143)	(141)
Energy recovery bonds matured	(160)	(130)
Common stock dividends paid	(254)	(230)
Preferred stock dividends paid	(7)	(7)
Equity infusion from PG&E Corporation	200	-
Other	21	(88)
Net cash (used in) provided by financing activities	156	(643)
Net change in cash and cash equivalents	8	(298)
Cash and cash equivalents at January 1	70	463
Cash and cash equivalents at June 30	$78	$165
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$226	$243
Income taxes paid, net	299	308

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.